UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: May 13, 2014

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance, California	90501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Item 7.01 Regulation FD Disclosure.

Item 9.01. Financial Statements and Exhibits

Signatures

VIRCO 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

As part of a Board reconstitution plan, William Beer, Donald Friesz, Glen Parish, Thomas Schulte and James Wilburn each delivered a letter resigning from the Board of Directors (the “Board”) of Virco Mfg. Corporation (the “Company”) effective May 7, 2014. A copy of each letter of resignation is attached hereto as Exhibits 99.01 through 99.05. In addition, Robert Montgomery announced his resignation effective no later than the commencement of the Company’s 2014 Annual Meeting of the Stockholders.

Election of Directors

On May 7, 2014, the Board appointed Robert Lind and Donald Rudkin to fill two vacancies on the Board, effective immediately. Mr. Lind will serve as a Class I director with a term expiring at the 2014 Annual Meeting of Stockholders or until the election and qualification of his successor. Mr. Rudkin will serve as a Class II director with a term expiring at the 2015 Annual Meeting of Stockholders or until the election and qualification of his successor. There was no arrangement or understanding between Mr. Lind or Mr. Rudkin and any other persons pursuant to which Mr. Lind or Mr. Rudkin was selected as a director. Mr. Lind and Mr. Rudkin will each serve on the Audit, Compensation and Corporate Governance and Nominating Committees of the Board.

As non-employee directors, Mr. Lind and Mr. Rudkin will each receive the standard compensation amounts payable to non-employee directors of the Company, as described in the Company’s 2013 Proxy Statement, filed with the Securities and Exchange Commission on May 28, 2013.

D&O Coverage Agreements

On May 7, 2014, the Company entered into agreements with each of the resigning directors who resigned effective as of such date. These agreements provide that the Company will continue coverage for such director, to the extent available on the terms set forth therein, under its existing D&O liability policy for a period of five years.

The description of the D&O coverage agreements set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of D&O coverage agreement between the Company and each of such directors, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 7, 2014, the Board approved an amendment to the Company’s Bylaws to reduce the size of the board to five members following the resignation of the directors effective on May 7, 2014 and the appointment of Messrs. Lind and Rudkin.

The summary of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 3.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 12, 2014, the Company issued the press release attached hereto as Exhibit 99.06.

A copy of the press release is attached hereto as Exhibit 99.06 and incorporated herein by reference. The information in this Current Report, including Exhibit 99.06 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.01	Amendment to the Bylaws of the Company

10.01	Form of Agreement with resigning Directors

99.01	Resignation letter of William Beer

99.02	Resignation letter of Donald Friesz

99.03	Resignation letter of Glen Parish

99.04	Resignation letter of Thomas Schulte

99.05	Resignation letter of James Wilburn

99.06	Press Release, dated May 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION

Dated: May 13, 2014	By:	/s/ Robert A. Virtue
Robert A. Virtue
Chief Executive Officer and
Chairman of the Board of Directors

Exhibit Index

Exhibit Number	Description

3.01	Amendment to the Bylaws of the Company

10.01	Form of Agreement with resigning Directors

99.01	Resignation letter of William Beer

99.02	Resignation letter of Donald Friesz

99.03	Resignation letter of Glen Parish

99.04	Resignation letter of Thomas Schulte

99.05	Resignation letter of James Wilburn

99.06	Press Release, dated May 12, 2014